EARNINGS PER SHARE (Tables)	9 Months Ended
Sep. 30, 2018
EARNINGS PER SHARE [Abstract]
Basic and Diluted Earnings Per Share
Basic earnings per share (“EPS”) is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted average number of common shares and the impact of potentially dilutive common stock equivalents were excluded as their effects would be anti-dilutive.

	Nine months ended September 30,
All figures in USD ‘000 except share and per share amounts	2018	2017
Numerator
Net (Loss)/Income	(84,840)	(53,604)
Denominator
Basic – Weighted Average Common Shares Outstanding	141,969,666	101,969,666
Dilutive – Weighted Average Common Shares Outstanding	141,969,666	101,969,666
Earnings per Common Share
Basic	(0.60)	(0.53)
Diluted	(0.60)	(0.53)